SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event repFebruary 4, 1999


                              MARKETSPAN CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                   New York
                (State or Other Jurisdiction of Incorporation)


            1-14161                            11-3431358
(Commission File Number)                     (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
  One MetroTech Center, Brooklyn, New York                            11201
(Address of Principal Executive Offices)                          (Zip Code)

                          (516) 755-6650 (Hicksville)
                           (718) 403-1000 (Brooklyn)
             (Registrant's Telephone Number, Including Area Code)


                                     N/A
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.

            On January 28, 1999, MarketSpan Corporation d/b/a KeySpan Energy ("the Company") entered into a definitive agreement with Consolidated Edison Company of New York, Inc. to purchase for approximately $597 million, the 2,168-megawatt Ravenswood electric generating facilities located in Long Island City, Queens, New York. Consummation of this transaction is subject to various regulatory approvals, the timing of which cannot be determined.

            For additional information concerning this transaction, please refer to the Company's press release, attached hereto as Exhibit 99, which is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            (1) Press Release of the Company dated January 28, 1999.



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                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MARKETSPAN CORPORATION

Dated: February 4, 1999             By:   /s/ Craig G. Matthews
                                          --- ----- -- --------
                                     Name:   Craig G. Matthews
                                     Title:  President and Chief
                                             Operating Officer


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                            INDEX TO EXHIBITS


Exhibit No.    Exhibit                                           Page
-----------    -------                                           ----

  99           Press Release, dated January 28, 1999             5





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